                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                   FORM 8-K/A

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



                        Date of Report:  January 2, 1996





                         WESTERN MICRO TECHNOLOGY, INC.
                    ----------------------------------------
             (Exact name of registrant as specified in its charter)



         California                 0-11560             94-2414428
-----------------------------    -------------    -----------------------
 (State or Other Jurisdiction     (Commission         (I.R.S. Employer
      of Incorporation)           File Number)     Identification Number)



          254 East Hacienda, Campbell, CA              95008
     -----------------------------------------      -----------
      (Address of principal executive offices)       (Zip Code)



                                 (408) 379-0177
                            ------------------------
                         (Registrant's telephone number,
                              including area code)

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Item 7.   Financial Statements and Exhibits.
          ---------------------------------

          (a)  Financial statements of business acquired.

               Financial statements of R&D Hardware Systems Company of Colorado, Inc., a Colorado corporation ("R&D"), pertaining to the registrant's acquisition of substantially all of the assets and the associated goodwill of R&D, are submitted herewith as shown in Item 7(c) following.

          (b)  Pro Forma Financial Information.

               Pro forma financial statements for Western Micro Technology, Inc., showing the pro forma effects of the acquisition of R&D, are submitted herewith as shown in Item 7(c) following.

          (c)  Exhibits.

               99.1 Financial statements of R&D Hardware Systems Company of
                    Colorado, Inc.:
                    a. Report of Independent Public Accountants dated March 20, 1995
                    b.   Balance Sheets as of December 31, 1994 and 1993
                    c. Statements of Operations for the Years Ended December 31, 1994 and 1993
                    d. Statements of Stockholders' Equity for the Years Ended December 31, 1994 and 1993
                    e. Statements of Cash Flows for the Years Ended December 31, 1994 and 1993
                    f. Notes to Financial Statements for the Years Ended December 31, 1994 and 1993
                    g. Report of Independent Public Accountants dated March 18, 1994
                    h.   Balance Sheets as of December 31, 1993 and 1992
                    i. Statements of Operations for the Years Ended December 31, 1993 and 1992
                    j. Statements of Stockholders' Equity for the Years Ended December 31, 1993 and 1992
                    k. Statements of Cash Flows for the Years Ended December 31, 1993 and 1992
                    l. Notes to Financial Statements for the Years Ended December 31, 1993 and 1992

               99.2 Pro Forma Financial Statements of Western Micro Technology,
                    Inc.:

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                    a.   Pro Forma Condensed Consolidated Balance Sheet at
                         September 30, 1995 (Unaudited)
                    b. Notes to Pro Forma Condensed Consolidated Balance Sheet at September 30, 1995 (Unaudited)
                    c. Pro Forma Condensed Consolidated Statements of Operations for the Year Ended December 31, 1994 (Unaudited)
                    d. Notes to Pro Forma Condensed Consolidated Statement of Operations for the Year Ended December 31, 1994 (Unaudited)
                    e. Pro Forma Condensed Consolidated Statements of Operations for the Nine Months Ended September 30, 1995 (Unaudited)
                    f. Notes to Pro Forma Condensed Consolidated Statement of Operations for the Nine Months Ended September 30, 1995 (Unaudited)

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                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


     Dated:  March 15, 1996

                            WESTERN MICRO TECHNOLOGY, INC.



                            By     /s/ James W. Dorst
                               -------------------------------------------------
                                      James W. Dorst
                                 Chief Financial Officer

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                                  EXHIBIT INDEX
                                  -------------



 Exhibit
   No.                           Description
   ---                           -----------

  99.1 Financial statements of R&D Hardware Systems Company of Colorado, Inc.:

   a.    Report of Independent Public Accountants dated March 20,
         1995

   b.    Balance Sheets as of December 31, 1994 and 1993

   c.    Statements of Operations for the Years Ended December 31,
         1994 and 1993

   d.    Statements of Stockholders' Equity for the Years Ended
         December 31, 1994 and 1993

   e.    Statements of Cash Flows for the Years Ended
         December 31, 1994 and 1993

   f.    Notes to Financial Statements for the Years Ended
         December 31, 1994 and 1993

   g.    Report of Independent Public Accountants dated March 18,
         1994

   h.    Balance Sheets as of December 31, 1993 and 1992

   i.    Statements of Operations for the Years Ended December 31,
         1993 and 1992

   j.    Statements of Stockholders' Equity for the Years Ended
         December 31, 1993 and 1992

   k.    Statements of Cash Flows for the Years Ended
         December 31, 1993 and 1992

   l.    Notes to Financial Statements for the Years Ended
         December 31, 1993 and 1992

  99.2   Pro Forma Financial Statements of Western Micro
         Technology, Inc.:

   a.    Pro Forma Condensed Consolidated Balance Sheet at
         September 30, 1995 (Unaudited)

   b. Notes to Pro Forma Condensed Consolidated Balance Sheet at September 30, 1995 (Unaudited)

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 Exhibit
   No.                           Description
   ---                           -----------

   c.    Pro Forma Condensed Consolidated Statements of
         Operations for the Year Ended December 31, 1994
         (Unaudited)

   d.    Notes to Pro Forma Condensed Consolidated Statement of
         Operations for the Year Ended December 31, 1994
         (Unaudited)

   e.    Pro Forma Condensed Consolidated Statements of
         Operations for the Nine Months Ended September 30, 1995
         (Unaudited)

   f.    Notes to Pro Forma Condensed Consolidated Statement of
         Operations for the Nine Months Ended September 30, 1995
         (Unaudited)